                                                                     EXHIBIT 4.2


--------------------------------------------------------------------------------

                                     FIRST,
                                     SECOND
                                        &
                                THIRD AMENDMENTS

                                     To The

                                  $350 MILLION
                                CREDIT AGREEMENT



--------------------------------------------------------------------------------

                           [LOGO] SCHEIN
                                  P H A R M A C E U T I C A L

                                                                -EXECUTION COPY-

                              December 17, 1996

Schein Pharmaceutical, Inc.
100 Campus Drive
Florham Park, New Jersey 07932

Gentlemen:

     Reference is made to that certain General Shareholders Agreement (the "Agreement") dated September 30, 1994 among Schein Pharmaceutical, Inc. (formerly Schein Holdings, Inc.) (hereinafter "you" or the "Company"), Bayer Corporation (formerly Miles Inc.) (hereinafter "we" or "Bayer"), each of the family shareholders listed as such on Schedule A to the Agreement, each of the other shareholders listed as such on Schedule A to the Agreement, and Martin Sperber as trustee under the Voting Trust Agreement dated September 30, 1994.

     1. You have advised Bayer that the Company proposes to refinance (the "Refinancing") a portion of its indebtedness substantially in accordance with the attached Senior Subordinated Credit Facility Term Sheet.

     2. You have also requested that the references in the attached letter dated June 14, 1995 between Bayer and the Company (the "Letters) to "1996" and "1997," be changed to "1997" and "l998", respectively.

     3. You have further requested that "stockholders equity" as determined under the Agreement be deemed to include the amount of any charge by the Company for acquired in process research and development expenses of the Company resulting from the acquisition of Marsam Pharmaceuticals Inc. to the extent such charge is less than $35,000,000.

     On the terms and subject to the fulfillment of the conditions set forth below, and for the purposes of Section 2.3 of the Agreement, Bayer hereby consents to the Refinancing (including the Conversion Notes thereunder) so that upon and after such Refinancing the ratio of the sum of all Funded Debt plus the redemption price of all Redeemable Preferred Stock of the Company and its consolidated subsidiaries to the Company's consolidated stockholders' equity (excluding any Redeemable Preferred Stock), determined in accordance with GAAP (subject to the adjustment described in paragraph 3, above) (the "Ratio"),

Schein Pharmaceutical, Inc.
December 17, 1996
Page 2

shall forthwith be as described in the Letter as modified by paragraph 2, above.

     Notwithstanding the foregoing, if for any reason (a) any Post-Merger Facility (as defined by the Letter) that has not been refinanced and/or (b) any credit facility entered into in connection with the Refinancing is prepaid in whole, again refinanced (unless such refinancing is accomplished on terms no less favorable to Company, as determined solely by Bayer in its reasonable discretion) or otherwise terminated, then the applicable Ratio shall thereafter be 1.50 to 1.

     This consent shall become effective upon the execution and delivery of definitive documentation regarding the Refinancing.

     Please indicate your acceptance of the foregoing terms and conditions imposed by this consent by executing both of the enclosed copies of this letter and returning one copy to the undersigned.



                                        BAYER CORPORATION


                                        By: /s/ Jon R. Wyne
                                            ---------------------------
                                        Name:  Jon R. Wyne
                                               ------------------------
                                        Title: Senior Vice President
                                               ------------------------
                                               And Treasurer

Accepted and agreed to
this 17 day of December, 1996

SCHEIN PHARMACEUTICAL, INC.

By: /s/ Dariush Ashrafi
    ----------------------
Name:  DARIUSH ASHRAFI
       ---------------------------
Title: EXECUTIVE VICE PRESIDENT
       ---------------------------
       & CHIEF FINANCIAL OFFICER

                           Schein Pharmaceutical, Inc.

           $100,000,000 Senior Subordinated Loan and Conversion Notes

                                SUMMARY OF TERMS


Issuer of Notes:              Schein Pharmaceutical, Inc. (the "Company" or the
                              "Issuer").

Lender and Conversion Notes
Underwriter:                  Societe Generale or Societe Generale Securities
                              Corporation ("SocGen"), as determined by Societe
                              Generale.

Structure:                    Structured as a single facility with two parts,
                              the Initial Loan and its subsequent conversion
                              (the "Conversion") into the Conversion Notes under certain circumstances as described in more detail below. The Company expects that prior to the issuance of the Conversion Notes, the Initial Loan will be refinanced by any or all of the following:
                              bank debt, a public offering or private placement of high yield senior subordinated or subordinated securities or an initial public or private offering of common equity of the Company or one of its subsidiaries (the "Refinancing"). The Initial
                              Loan will convert to the Conversion Notes if such Refinancing is not consummated and the Initial
                              Loan is outstanding as of January 31, 1998 (the
                              "Maturity Date") pursuant to the terms set forth below.

                                  Initial Loan

Title of Initial Loan:        Senior Subordinated Loan.

Principal Amount:             $100,000,000 aggregate principal amount.

Closing: Closing of the Initial Loan (the "Closing Date") is expected to occur on or before December 20, 1996.

Maturity:                     The Initial Loan will mature on January 31, 1998
                              unless the Conversion has occurred. If the Conversion occurs, the Initial Loan will be converted to the Conversion Notes described below on such date, provided that (i) there shall be no default under the Initial Loan or any senior indebtedness of the Issuer; (ii) all fees and interest payable in connection with the Initial
                              Loan shall have been paid in full; and (iii) no order shall be in effect enjoining the issuance of the Conversion Notes.

Ranking: Senior subordinated, pursuant to subordination provisions customary for high yield securities and acceptable to SocGen. The Initial Loan will be junior only to (i) the Company's existing senior indebtedness as of the Closing Date and any indebtedness which refinances such senior indebtedness on substantially similar terms (the "Senior Debt") and (ii) a basket of other senior indebtedness in form, amount and terms satisfactory to SocGen in all respects, and any other future indebtedness will be junior to the Initial Loan.

                              It is understood and agreed that the obligations in respect of the Initial Loan and the Conversion Notes, as the case may be, will be and remain obligations of the same corporate entity as the Senior Debt and that the Initial Loan and the Conversion Notes will have the benefit of subordinated guarantees from each entity guaranteeing senior debt.

Interest Payment Dates:       Quarterly, in arrears, commencing the three-month
                              after the Closing Date.

Interest Rate:                LIBOR from time to time in effect plus 400 basis
                              points.

                              Interest on any overdue interest and principal payments and on other amounts overdue on the Initial Loan shall accrue at a rate of 200 basis points in excess of the applicable rate determined as provided above.

                              All interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Upfront Fee:                  1.5% of the principal amount of the Initial Loan
                              shall be earned at Closing; however, 1.0% shall be paid at Closing and the other 0.5% shall be paid at the earlier of (i) the repayment of the Initial
                              Loan and (ii) the Maturity Date.

Drawdowns:                    On the Closing Date, the Company shall draw down
                              the entire $100,000,000 principal amount of the Initial Loan.

Mandatory Redemption:         Subject to the requirements of the Senior Debt
                              (including, without limitation, certain carveouts to be agreed upon with respect to asset sales and permitted investments), the Company must repay the Initial Loan at 100% of principal amount redeemed plus accrued interest to the redemption date with proceeds from the Refinancing or from certain asset sales to be mutually agreed upon.

                              Principal amounts repaid under this mandatory redemption provision may not be drawn down again.


                                   Conversion Notes

Amount: Principal amount of the Conversion Notes will equal 103.5% of the principal amount of the Initial Loan for which they are converted.

Maturity:                     Five (5) years following the original issuance of
                              the Conversion Notes.

Interest Payment Dates:       Semi-annually, in arrears, commencing six-months
                              after the issuance of the Conversion Notes.

Interest Rate:                A rate fixed at the time of the issuance of the
                              Conversion Notes equal to the higher of (i) five
                              (5) year Treasuries plus 600 basis points and (ii) the Bear Stearns High Yield Single B Index plus
                              175 basis points.

                              Interest on any overdue interest and principal payments and on other amounts overdue on the Conversion Notes shall accrue at a rule of 200 basis points in excess of the applicable rate determined as provided above.

                              All interest shall be computed on the basis of a 360 day year consisting of twelve 30-day months.

Ranking:                      Same as the Initial Loan.


      General Terms Applicable to the Initial Loan and the Conversion Notes


Optional Prepayment:          The Initial Loan may be prepaid at the option of
                              the Company in whole or in part up to an aggregate principal amount equal to $25 million plus accrued interest to the prepayment date (see above).

                              Partial prepayments will be allowed only in whole dollar amounts of at least $1,000,000 of principal up to $25 million.

                              Principal amounts prepaid may not be drawn down again.

                              The Conversion Notes will be non-callable for the life of the issue.

Transferability:              The Initial Loan and the Conversion Notes shall be
                              transferable, without restriction, by the lender(s) or holder(s) thereof. See "Registration
                              Rights".

Registration Rights:          The Issuer is required to file a registration
                              statement for the Conversion Notes by the date that is 60 days prior to the Maturity Date. The
                              Issuer will then use its best efforts to cause to become effective such registration statement for the Conversion Notes as soon as practicable after filing.

Representations:              The Initial Loan agreement (the "Agreement") and
                              the Conversion Note indenture (which terms includes any agreement, security documents or other documents as SocGen may determine to be appropriate to effect the transactions contemplated hereby) will contain representations and warranties by the Issuer to SocGen, including affirmation of its intention to take all necessary and deliberate actions to effect a Refinancing of the Initial Loan as soon as practicable pursuant to a securities offering or otherwise.

Covenants:                    The Agreement (and, if executed, the indenture for
                              the Conversion Notes) will contain affirmative and negative covenants satisfactory to SocGen, including those customary for financings of high yield securities of this type.

                              Affirmative covenants will include, but not be limited to, compliance with law, maintenance of existence, insurance, payment of taxes, reporting and delivery of financial statements.

                              Negative covenants will include, but not be limited to, the following:

                              o   limitations on liens securing debt that is
                                   pari passu with or subordinate to the Initial Loan or the Conversion Notes

                              o   limitations on sale/leasebacks

                              o   limitations on additional indebtedness,
                                   contingent obligations and preferred stock of the Company

                              o   limitations on indebtedness and the issuance
                                   of preferred stock by any subsidiary

                              o   limitations on dividends or any payments on
                                   the capital stock of the Company and for its subsidiaries

                              o   limitations on the redemption or repurchase of
                                   capital stock

                              o   limitations on the sale of assets and
                                   subsidiary stock and transactions with
                                   affiliates

                              o   limitations on distributions from any
                                   non-wholly owned subsidiaries

                              o   limitations on mergers and/or consolidations

                              o   limitations on investments and joint ventures

                              o   financial covenants satisfactory to SocGen and
                                   customary for privately held high yield
                                   securities, except that certain of such
                                   covenants as the Company and SocGen shall mutually agree shall no longer apply following the resale of the Conversion Notes in a registered offering to more than fifteen holders

Events of Default:            The Agreement (and, if executed, the indenture for
                              the Conversion Notes) will contain default provisions satisfactory to SocGen, including, but not limited to:

                              o   failure to pay principal or interest on the
                                   Initial Loan or the Conversion Notes, as the case may be, or any other amount due under the Agreement (or, if applicable, the indenture) when and as due

                              o   failure to comply with any of the covenants or
                                   other terms of the Agreement (or, if
                                   applicable, the indenture)

                              o   material breach of any representation or
                                   warranty in the Agreement (or, if applicable, the indenture)

                              o   cross-payment default and cross-acceleration
                                   on material obligations of the Company or any material subsidiary

                              o   certain events of bankruptcy of the Company or
                                   any material subsidiary

                              o   change of control of the Company

                              o   material judgment against the Company or any
                                   material subsidiary not waived or stayed

                              Certain of the foregoing will be subject to grace periods to be agreed upon.

Governing Law:                The Agreement (and, if applicable, the indenture),
                              and all other documents related to the
                              transactions contemplated hereby (to the extent determined to be appropriate by SocGen) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.


                                   Underwriting

Advisory Fee:                 The Company shall pay to SocGen an advisory fee
                              equal to 1.5% of the principal amount of the Initial Loan upon the occurrence of a Refinancing.

Underwriting Commission:      In the event the Company selects SocGen to
                              participate as an underwriter in a Refinancing, SocGen's underwriting commission (to be determined at the time of Refinancing) shall be reduced by an amount equal to the lesser of (i)
                              SocGen's total underwriting commission earned from such Refinancing and (ii) the Advisory Fee. In the event such underwriting commission exceeds
                              $1,500,000, the Company selects SocGen to act as lead manager of such an underwriting, and SocGen earns at least 70% of the total commissions paid for such underwriting, and SocGen shall reimburse the Company for expenses incurred by the Company in connection with the Refinancing in an amount equal to the lesser of (i) SocGen's total underwriting commission earned from such
                              Refinancing minus $1,500,000 and (ii) $500,000.

                                                                    Bayer [LOGO]
================================================================================

                                   June 14, 1995

Schein Holdings, Inc.
c/o Schein Pharmaceutical, Inc.
100 Campus Drive
Florham Park, New Jersey 07932

Gentlemen:

     Reference is made to that certain General Shareholders Agreement (the "Agreement") dated September 30, 1994 among Schein Holdings, Inc. (hereinafter "you" or the "Company"), Bayer Corporation (formerly Miles Inc.) (hereinafter "we" or "Bayer"), each of the family shareholders listed as such on Schedule A to the Agreement, each of the other shareholders listed as such on Schedule A to the Agreement, and Martin Sperber as trustee under the Voting Trust Agreement dated September 30, 1994.

     You have advised Bayer that the Company proposes to make an Acquisition (as such term is defined in a commitment letter dated June 6, 1995 from Chemical Bank and Chemical Securities Inc. to the Company in the form attached hereto (the "Commitment Letter") and that, in connection with the Acquisition, you will require the Facilities (as such term is defined in the Commitment Letter). In order to obtain the Facilities, you have requested that Bayer consent, as set forth below, to the Incurrence of the indebtedness under the Facilities on the terms and subject to the conditions provided for in the Commitment Letter (the "Indebtedness").

     Defined terms not otherwise defined herein shall have the meanings specified in the Agreement.

     On the terms and subject to the fulfillment of the conditions set forth below, and for the purposes of Section 2.3 of the Agreement, Bayer hereby consents to the incurrence of the Indebtedness so that upon and after such incurrence the ratio of the sum of all Funded Debt plus the redemption price of all Redeemable Preferred Stock of the Company and its consolidated subsidiaries to the Company's consolidated stockholders' equity (excluding any Redeemable Preferred Stock), determined in accordance with GAAP (the "Ratio"), shall forthwith be as follows:


                                                       Bayer Corporation
                                                       One Mellon Center
                                                       500 Grant Street
                                                       Pittsburgh, PA 15219-2507
                                                       Phone: 412 394-5566

Schein Holdings, Inc.
June 14, 1995
Page 2

     Until but excluding
          the last day of fiscal
          year 1996                               2.50 to 1

     From the last day of fiscal year
          1996 until but excluding
          the last day at fiscal year 1997        1.90 to 1

     From and after ths last day of fiscal
          year 1997                               1.50 to 1


; provided, however, if for any reason (a) the Pre-Merger Facilities (as defined in the Commitment Letter) are terminated or prepaid prior to the Merger Data tan defined in the Commitment Letter) without refinancing (i) pursuant to the Post-Merger Facilities (as defined in the Commitment Letter) or (ii) on terms no less favorable to Company (as determined solely by Bayer in its reasonable discretion), or (b) either of the Post-Merger Facilities are prepaid in whole, refinanced (unless such refinancing is accomplished on terms no less favorable to Company, as determined by solely by Bayer in its reasonable discretion) or otherwise terminated, then the applicable Ratio shall thereafter be 1.50 to 1.

     In the event that the initial borrowing uncles the Facilities does not occur on or before October 31, 1995, this letter and the consent contained herein shall cease to have any effect and the Ratio shall thereafter be 1.50 to l.

     Please indicate your acceptance of the foregoing terms and conditions imposed by this consent by executing both of the enclosed copies of this letter and returning one copy to the undersigned.


                                             BAYER CORPORATION

                                             By: /s/ Gerd D. Mueller
                                                 ------------------------------
                                             Name: Gerd D. Mueller
                                                   ----------------------------
                                             Title: E.V.P., Chief Admin.
                                                    ---------------------------
                                                    and Financia1 Officer


Accepted and agreed to
this _ day of June, l995

SCHEIN HOLDINGS, INC.


By: [ILLEGIBLE]
    --------------------------
Name:
     -------------------------
Title:
      ------------------------

December 17, 1996

Schein Pharmaceutical, Inc.
100 Campus Drive
Florham Park, New Jersey 07932

Gentlemen:

     Reference is made to that certain General Shareholders Agreement (the "Agreement") dated September 30, 1994 among Schein Pharmaceutical, Inc. (formerly Schein Holdings, Inc.) (hereinafter "you" or the "Company"), Bayer Corporation (formerly Miles Inc.) (hereinafter "we" or "Bayer"), each of the family shareholders listed as such on Schedule A to the Agreement, each of the other shareholders listed as such on Schedule A to the Agreement, and Martin Sperber as trustee under the Voting Trust Agreement dated September 30, 1994.

     1. You have advised Bayer that the Company proposes to refinance (the "Refinancing") a portion of its indebtedness substantially in accordance with the attached Senior Subordinated Credit Facility Term Sheet.

     2. You have also requested that the references in the attached letter dated June 14, less between Bayer and the Company (the Letter) to "1996," and "1997," be changed to "1997" and "1998," respectively.

     3. You have further requested that "stockholders equity" as determined under the Agreement be deemed to include the amount of any charge by the Company for acquired in process research and development expenses of the Company resulting from the acquisition of Marsam Pharmaceuticals Inc. to the extent such charge is less than $35,000,000.

     On the terms and subject to the fulfillment of the conditions set forth below, end for the purposes of Section 2.3 of the Agreement, Bayer hereby consents to the Refinancing (including the Conversion Notes thereunder) so that upon and after such Refinancing the ratio of the sum of all Funded Debt plus the redemption price of all Redeemable Preferred Stock of the Company and its consolidated subsidiaries to the Company's consolidated stockholders' equity (excluding any Redeemable Preferred Stock), determined An accordance with GAAP (subject to the adjustment described in paragraph 3, above) (the "Ratio"),

                                        FIRST AMENDMENT dated as of February 26,
                              1996 (this "Amendment"), to the CREDIT AGREEMENT dated as of September 1, 1995, among SCHEIN PHARMACEUTICAL, INC., a Delaware corporation (the "Borrower"); the LENDERS (as defined in Article I of the Credit Agreement); and CHEMICAL BANK, a New York banking corporation as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     The Borrower has requested that the Credit Agreement be amended as hereinafter set forth and the Lenders have agreed to such amendment, upon the terms and subject to the conditions set forth herein. Accordingly, the Borrower and the Lenders hereby agree as follows:

                                    ARTICLE I

                                  Defined Terms

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                                   ARTICLE II

                       Amendments to the Credit Agreement

     The Credit Agreement is amended, effective as of the date hereof, as set forth below:

     SECTION 2.01. Amendment to Section 1.01. The definition of "Net Income" is hereby amended by (1) deleting the period at the end of clause (d) and (ii) adding at the end thereof the following:

     "; provided that, solely for the purpose of determining Net Income for the third fiscal quarter of 1995 (and for any fiscal period including the third fiscal quarter of 1995), the amount of any charge by the Borrower for acquired in process research and development expenses of the Company for the Marsam acquisition, to the extent such charge is less than $35,000,000, and tax adjustments related thereto shall be excluded."

     SECTION 2.02. Amendment to Section 1.01. The definition of "Net Worth" is hereby amended by (i) deleting the period at the end thereof and (ii) adding at the end thereof the following:

          "plus the amount of any charge by the Borrower for acquired in process research and development expenses of the Company for the Marsam acquisition to the extent such charge is less than $35,000,000."

                                   ARTICLE III

                         Representations and Warranties

     The Borrower hereby represents and warrants to each Lender that;

          (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) After giving effect to Article II hereof, no Default or Event of Default has occurred and is continuing.

          (c) The charge by the Borrower for acquired in process research and development expenses of the Company for the Marsam acquisition is not expected to exceed $35,000,000.

                                   ARTICLE IV

                                  Effectiveness

     This Amendment shall become effective as of September 1, 1995, upon satisfaction of each of the following conditions precedent.

          (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

          (b) The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the date hereof, confirming (i) that the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date hereof, with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier dare, (ii) that, after giving effect to Article II hereof, no Event of Default or Default has occurred and is continuing and (iii) that the charge by the Borrower of purchased research and development expenses of the Company for the Marsam acquisition is not expected to exceed $35,000,000

                                    ARTICLE V

                                  Miscellaneous

     SECTION 5.01. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     SECTION 5.02. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 5.03. Headings. The headings of this Amendment are for reference only and shall not limit or otherwise affect the meaning hereof.

                                          THE BANK OF NOVA SCOTIA,

                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          THE CHASE MANHATTAN BANK, N.A.,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          CITICORP USA, INC.,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          CREDIT LYONNAIS, NEW YORK BRANCH,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          CREDIT LYONNAIS, CAYMAN ISLAND BRANCH,


                                             by   ______________________________
                                                  Name:
                                                  Title:

                                          DEUTSCHE BANK, A.G., NEW YORK
                                          AND/OR CAYMAN ISLAND BRANCHES,

                                             by   ______________________________
                                                  Name:
                                                  Title:

                                          MELLON BANK, N.A.,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          NATWEST BANK, N.A.,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          THE BANK OF TOKYO TRUST COMPANY,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          BAYERISCHE HYPOTHEKEN-UND WECHSEL-
                                          BANK AKTIENGESSELLSCHAFT, NEW YORK
                                          BRANCH,


                                             by   ______________________________
                                                  Name:
                                                  Title:

                                             by   ______________________________
                                                  Name:
                                                  Title:

                                          COMERICA BANK,

                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          COOPERATIEVE CENTRALE RAIFFEIFEN-
                                          BOERENLEENBANK, B.A., "RABOBANK
                                          NEDERLAND", NEW YORK BRANCH,


                                             by   ______________________________
                                                  Name:
                                                  Title:

                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          CREDIT SUISSE,

                                             by   ______________________________
                                                  Name:
                                                  Title:

                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          SOCIETY NATIONAL BANK,

                                             by   ______________________________
                                                  Name:
                                                  Title:

                                          MIDLANTIC BANK, N. A .,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          SOCIETE GENERALE, NEW YORK BRANCH,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE,


                                             by   ______________________________
                                                  Name:
                                                  Title:


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          ABN AMRO BANK N.V., NEW YORK
                                          BRANCH,

                                             by   ______________________________
                                                  Name:
                                                  Title:


                                             by   ______________________________
                                                  Name:
                                                  Title:

                                          BANK OF MONTREAL,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          THE BANK OF NEW YORK,


                                             by   ______________________________
                                                  Name:
                                                  Title:





                                          COMMERZBANK AKTIENGESELLSHATT, NEW
                                          YORK BRANCH


                                             by   ______________________________
                                                  Name:
                                                  Title:


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          DG BANK DEUTSCHE
                                          GENOSSENSCHAFTSBANK, CAYMAN ISLAND
                                          BRANCH,


                                             by   ______________________________
                                                  Name:
                                                  Title:


                                             by   ______________________________
                                                  Name:
                                                  Title:

                                          FIRST UNION NATIONAL BANK OF NORTH
                                          CAROLINA,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          THE NIPPON CREDIT BANK, LTD.,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          UNITED JERSEY BANK,


                                             by   ______________________________
                                                  Name:
                                                  Title:




                                          THE YASUDA TRUST AND BANKING CO.,
                                          LIMITED, NEW YORK BRANCH,

                                             by   ______________________________
                                                  Name:
                                                  Title:

                     [LETTERHEAD OF CRAVATH, SWAINE & MOORE


                                 (212) 474-1942

                                   MEMORANDUM

                             Schein Pharmaceuticals


                                                                 October 3, 1996

     I enclose execution and conformed copies of the Schein Pharmaceutical Second Amendment and Waiver. If you have any questions, please call.

     Best regards,

                                          Srinivasan Soundararajan

Ms. Dawn Lee Lum
  The Chase Manhattan Bank
    270 Park Avenue
      New York, NY 10017

Mr. James A. Meer
  Schein Pharmaceuticals
    100 Campus Drive
      Florham Park, NJ 07932

The Lenders party to
the Credit Agreement

Encl.

                                        SECOND AMENDMENT AND WAIVER dated as of
                              September 27, 1996 (this "Amendment"), to the CREDIT AGREEMENT dated as of September 1, 1995, among SCHEIN PHARMACEUTICAL, INC., a Delaware corporation (the "Borrower"); the LENDERS (as defined in Article I of the Credit Agreement); and THE CHASE MANHATTAN BANK, a New York banking corporation as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     The Borrower has requested that the Credit Agreement be amended and waived as hereinafter set forth, and the Lenders have agreed to such amendments and waivers, upon the terms and subject to the conditions set forth herein. Accordingly, the Borrower and the Lenders hereby agree as follows:

                                    ARTICLE I

                                  Defined Terms


     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                                   ARTICLE II

                       Amendments to the Credit Agreement

     The Credit Agreement is amended, effective as of the date hereof, as set forth below:

     SECTION 2.01. Amendment to Section 1.01. The definition of "Applicable Percentage" is hereby amended by (i) replacing the existing Category 5 with the following new Category 5 and (ii) inserting the following two new categories, Category 6 and Category 7, at the end of the table contained therein:

                                                                               2

Category 5
----------
Leverage Ratio greater than or equal to
4.5 to 1.0 but less than 5.0 to 1.0;
Interest Expense Coverage Ratio less
than or equal to 3.0 to 1.0 but greater
than 2.5 to 1.0                           1.5000        0.5000          0.5000

Category 6
----------
Leverage Ratio greater than or equal to
5 to 1.0 but less than 5.5 to 1.0;
Interest Expense Coverage Ratio less
than or equal to 2.5 to 1.0 but greater
than 2.0 to 1.0                           2.0000        1.0000          0.5000

Category 7
----------
Leverage Ratio greater than or equal to
5.5 to 1.0; or Interest Expense Coverage
Ratio less than or equal to 2.0 to 1.0    2.5000        1.5000          0.5000

     SECTION 2.02. Waivers. (a) The Lenders hereby waive any Event of Default resulting from a failure to comply with the provisions of Sections 6.14 and 6.15 of the Credit Agreement for the period from and including the last day of the third fiscal quarter of 1996 to but excluding the last day of fiscal 1996.

     (b) The waivers provided for by paragraph (a) above shall terminate and expire at 12:01 a.m., New York time, December 31, 1996, and at all times thereafter the Credit Agreement shall apply in all respects, and the Administrative Agent, the Collateral Agent and the Lenders shall have all such rights and remedies, as if such waiver had never been granted.

     SECTION 2.03. Maximum Utilization of Post-Merger Revolving Facility. The Borrower hereby agrees that, from the date hereof until December 31, 1996, the aggregate Post-Merger Revolving Credit Exposures will not exceed $75,000,000, irrespective of the amount of the Post-Merger Revolving Credit Commitments available during such period. The Borrower further agrees that any failure to comply with this Section 2.03 shall constitute an Event of Default under the Credit Agreement.

                                   ARTICLE III

                         Representations and Warranties

     The Borrower hereby represents and warrants to each Lender that:

     (a) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

     (b) After giving effect to Article II hereof, no Default or Event of Default has occurred and is continuing.

                                   ARTICLE IV

                                  Effectiveness

     This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions precedent.

     (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

     (b) The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the date hereof, confirming that after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and (ii) no Event of Default or Default has occurred and is continuing.

     (c) Each of the Lenders executing this Amendment shall have received from the Borrower, through the Administrative Agent, on the Effective Date, in immediately available funds, a fee equal to 0.10% of the sum of (x) its Post-Merger Revolving Credit Commitment as in effect on the date hereof plus (y) its portion of Term Facility Loans outstanding as of the date hereof.

                                    ARTICLE V

                                  Miscellaneous

     SECTION 5.01. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     SECTION 5.02. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 5.03. Headings. The headings of this Amendment are for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 5.04. Effect of Amendment. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

     SECTION 5.05. Effect of Waiver Generally. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          SCHEIN PHARMACEUTICAL, INC.,


                                             by /s/ [ILLEGIBLE]
                                                -------------------------------
                                                  Name:
                                                  Title: Vice President &
                                                         Treasurer



                                          THE CHASE MANHATTAN BANK (formerly
                                          known as Chemical Bank), individually
                                          and as Administrative Agent,
                                          Collateral Agent and Issuing Bank,


                                             by /s/ Dawn Lee Lum
                                                -------------------------------
                                                  Name:  Dawn Lee Lum
                                                  Title: Vice President

                                        THE BANK OF NOVA SCOTIA,


                                           by
                                                -------------------------------
                                                Name:
                                                Title:




                                        CITICORP USA, INC.,


                                           by
                                                -------------------------------
                                                Name:
                                                Title:




                                        CREDIT LYONNAIS NEW YORK BRANCH,


                                           by   /s/ Mary E. Collier
                                                -------------------------------
                                                Name:  Mary E. Collier
                                                Title: VICE PRESIDENT




                                        CREDIT LYONNAIS CAYMAN ISLAND
                                        BRANCH,


                                           by   /s/ Mary E. Collier
                                                -------------------------------
                                                Name:  Mary E. Collier
                                                Title: AUTHORIZED SIGNATURE




                                        DEUTSCHE BANK, A.G., NEW YORK
                                        AND/OR CAYMAN ISLAND BRANCHES,


                                           by   /s/ Iain Stewart
                                                -------------------------------
                                                Name:  Iain Stewart
                                                Title: Assistant Vice President


                                           by   /s/ Alka Goyal
                                                -------------------------------
                                                Name:  Alka Goyal
                                                Title: Assistant Vice President

                                        MELLON BANK, N.A.,


                                           by   /s/ Caroline R. Walsh
                                                -------------------------------
                                                Name:  Caroline R. Walsh
                                                Title: Assistant Vice President




                                        FLEET BANK, N.A. (formerly
                                        known as NatWest Bank, N.A. ),


                                           by   /s/ Pauline McHugh
                                                -------------------------------
                                                Name:  Pauline McHugh
                                                Title: Vice President




Bank of Tokyo-Mitsubishi Trust          THE BANK OF TOKYO TRUST
   Company, successor by merger to:     COMPANY,


                                           by   /s/ Michael C. Irwin
                                                -------------------------------
                                                Name:  Michael C. Irwin
                                                Title: Vice President




                                        BAYERISCHE HYPOTHEKEN-UND WECHSEL-
                                        BANK AKTIENGESSELLSCHAFT, NEW YORK
                                        BRANCH


                                           by   /s/ Gisela Kroess
                                                -------------------------------
                                                Name:  Gisela Kroess
                                                Title: VP




                                           by   /s/ David Rockwell
                                                -------------------------------
                                                Name:  David Rockwell
                                                Title: SVP




                                        COMERICA BANK,


                                           by   [ILLEGIBLE]
                                                -------------------------------
                                                Name:  [ILLEGIBLE]
                                                Title: VICE PRESIDENT

                                        COOPERATIVE CENTRALE RAIFFEIFEN-
                                        BOERENLEENBANK, B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH


                                           by   /s/ Angel R. Reilly
                                                -------------------------------
                                                Name:  Angel R. Reilly
                                                Title: Vice President




                                           by   /s/ Ian Reece
                                                -------------------------------
                                                Name:  Ian Reece
                                                Title: Vice President &
                                                       Manager




                                        CREDIT SUISSE,


                                           by   /s/ Christopher J. Eldin
                                                -------------------------------
                                                Name:  CHRISTOPHER J. ELDIN
                                                Title: MEMBER OF SENIOR
                                                       MANAGEMENT


                                           by   /s/ Thomas G. Muoio
                                                -------------------------------
                                                Name:  THOMAS G. MUOIO
                                                Title: ASSOCIATE




                                        KeyBank National Association


                                           by   /s/ Marianne T. Meil
                                                -------------------------------
                                                Name:  Marianne T. Meil
                                                Title: Vice President




                                        MIDLANTIC BANK, N.A.,


                                           by   /s/ Michael Nardo
                                                -------------------------------
                                                Name:  Michael Nardo
                                                Title: Vice President

                                        SOCIETE GENERALE, NEW YORK BRANCH,


                                           by   /s/ Michelle Martin
                                                -------------------------------
                                                Name:  Michelle Martin
                                                Title: Assistant Vice President




                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE,


                                           by   /s/ [ILLEGIBLE]
                                                -------------------------------
                                                Name:  [ILLEGIBLE]
                                                Title: Vice President




                                           by   /s/ R. Cechura
                                                -------------------------------
                                                Name:  R. CECHURA
                                                Title: VP




                                        ABN AMRO BANK N.V., NEW YORK
                                        BRANCH


                                           by   /s/ George M. Dugan
                                                -------------------------------
                                                Name:  George M. Dugan
                                                Title: Vice President




                                           by   /s/ David W. Stack
                                                -------------------------------
                                                Name:  David W. Stack
                                                Title: Assistant Vice President




                                        BANK OF MONTREAL


                                           by   /s/ Thomas H. Peer
                                                -------------------------------
                                                Name:  Thomas H. Peer
                                                Title: Director

                                        THE BANK OF NEW YORK,


                                           by   /s/ Walter C. Parelli
                                                -------------------------------
                                                Name:  Walter C. Parelli
                                                Title: Assistant Vice President




                                        COMMERZBANK AKTIENGESELLSHAFT, NEW
                                        YORK BRANCH,


                                           by   /s/ [ILLEGIBLE]
                                                -------------------------------
                                                Name:
                                                Title:




                                           by   /s/ Jurgen Boysen
                                                -------------------------------
                                                Name:  Jurgen Boysen
                                                Title: Senior Vice President




                                        DG BANK DEUTSCHE
                                        GENOSSENSCHAFTSBANK, CAYMAN ISLAND
                                        BRANCH,


                                           by   /s/ [ILLEGIBLE]
                                                -------------------------------
                                                Name: [ILLEGIBLE]
                                                Title:




                                           by   /s/ Leo Von Reissig
                                                -------------------------------
                                                Name:  LEO VON REISSIG
                                                Title: Assistant Vice President




                                        FIRST UNION NATIONAL BANK

                                           by   /s/ Robert H. Waters, Jr.
                                                -------------------------------
                                                Name:  Robert H. Waters, Jr.
                                                Title: Senior Vice President

                                        THE NIPPON CREDIT BANK, LTD.,


                                           by   /s/ Clifford Abramsky
                                                -------------------------------
                                                Name:  Clifford Abramsky
                                                Title: Senior Manager




                                        SUMMIT BANK,


                                           by   /s/ Bruce A. Gray
                                                -------------------------------
                                                Name:  BRUCE A. GRAY,
                                                Title: VICE PRESIDENT




                                        THE YASUDA TRUST AND BANKING CO.,
                                        LIMITED, NEW YORK BRANCH,


                                           by   /s/ Patrick J. Owens
                                                -------------------------------
                                                Name:  Patrick J. Owens
                                                Title: First Vice President

                           SCHEIN PHARMACEUTICAL, INC.

                      CERTIFICATE OF THE FINANCIAL OFFICER

To: The Chase Manhattan Bank (formerly known as Chemical Bank), as Issuing Bank, Administrative Agent and Collateral Agent pursuant to the Credit Agreement dated as of September 1, 1995 among Schein Pharmaceutical, Inc. (the "Borrower"), Chase Manhattan Bank (in such capacities) and the Lenders party thereto ("Credit Agreement").

     1. This Certificate is furnished pursuant to the Second Amendment and Waiver, dated as of September 27, 1996 to the Credit Agreement. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

     2. On and as of the date hereof after giving effect to the Second Amendment, the representations and warranties contained in the Credit Agreement are true and correct in ail material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

     3. On the date hereof after giving effect to Article III of the Second Amendment, no Default or Event of Default has occurred and is continuing.


Dated: 9/27/96                               By: /s/ James A. Meer
                                                 ------------------------------
                                                 James A. Meer
                                                 Vice President & Treasurer

                                                                  CONFORMED COPY


                                        SECOND AMENDMENT AND WAIVER dated as of
                              September 27, 1996 (this "Amendment"), to the CREDIT AGREEMENT dated as of September 1, 1995, among SCHEIN PHARMACEUTICAL, INC., a Delaware corporation (the "Borrower"); the LENDERS (as defined in Article I of the Credit Agreement); and THE CHASE MANHATTAN BANK, a New York banking corporation as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     The Borrower has requested that the Credit Agreement be amended and waived as hereinafter set forth, and the Lenders have agreed to such amendments and waivers, upon the terms and subject to the conditions set forth herein. Accordingly, the Borrower and the Lenders hereby agree as follows:

                                    ARTICLE I

                                  Defined Terms

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                                   ARTICLE II

                       Amendments to the Credit Agreement

     The Credit Agreement is amended, effective as of the date hereof, as set forth below:

     SECTION 2.01. Amendment to Section 1.01. The definition of "Applicable Percentage" is hereby amended by (i) replacing the existing Category 5 with the following new Category 5 and (ii) inserting the following two new categories, Category 6 and Category 7, at the end of the table contained therein:

                                                                               2

Category 5
----------
Leverage Ratio greater than or equal
to 4.5 to 1.0 but less than 5.0 to
1.0; Interest Expense Coverage Ratio
less than or equal to 3.0 to 1.0 but
greater than 2.5 to 1.0                      1.5000        0.5000         0.5000

Category 6
----------
Leverage Ratio greater than or equal
to 5 to 1.0 but less than 5.5 to 1.0;
Interest Expense Coverage Ratio less
than or equal to 2.5 to 1.0 but
greater than 2.0 to 1.0                      2.0000        1.0000         0.5000

Category 7
----------
Leverage Ratio greater than or equal
to 5.5 to 1.0; or Interest Expense
Coverage Ratio less than or equal to
2.0 To 1.0                                   2.5000        1.5000         0.5000

     SECTION 2.02. Waivers. (a) The Lenders hereby waive any Event of Default resulting from a failure to comply with the provisions of Sections 6.14 and 6.15 of the Credit Agreement for the period from and including the last day of the third fiscal quarter of 1996 to but excluding the last day of fiscal 1996.

     (b) The waivers provided for by paragraph (a) above shall terminate and expire at 12:01 a.m., New York time, December 31, 1996, and at all times thereafter the Credit Agreement shall apply in all respects, and the Administrative Agent, the Collateral Agent and the Lenders shall have all such rights and remedies, as if such waiver had never been granted.

     SECTION 2.03. Maximum Utilization of Post-Merger Revolving Facility. The Borrower hereby agrees that, from the date hereof until December 31, 1996, the aggregate Post-Merger Revolving Credit Exposures will not exceed $75,000,000, irrespective of the amount of the Post-Merger Revolving Credit Commitments available during such period. The Borrower further agrees that any failure to comply with this Section 2.03 shall constitute an Event of Default under the Credit Agreement.

                                  ARTICLE III

                         Representations and Warranties

     The Borrower hereby represents and warrants to each Lender that:

          (a) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) After giving effect to Article II hereof, no Default or Event of Default has occurred and is continuing.

                                   ARTICLE IV

                                  Effectiveness

     This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions precedent.

          (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

          (b) The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the date hereof, confirming that after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and (ii) no Event of Default or Default has occurred and is continuing.

          (c) Each of the Lenders executing this Amendment shall have received from the Borrower, through the Administrative Agent, on the Effective Date, in immediately available funds, a fee equal to 0.10% of the sum of (x) its Post-Merger Revolving Credit Commitment as in effect on the date hereof plus (y) its portion of Term Facility Loans outstanding as of the date hereof.

                                    ARTICLE V

                                  Miscellaneous

     SECTION 5.01. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     SECTION 5.02. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 5.03. Headings. The headings of this Amendment are for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 5.04. Effect of Amendment. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

     SECTION 5.05. Effect of Waiver Generally. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        SCHEIN PHARMACEUTICAL, INC.,

                                             by
                                                  /s/ James A. Meer
                                                  -----------------------
                                                  Name:  James A. Meer
                                                  Title: Vice President &
                                                         Treasurer


                                        THE CHASE MANHATTAN BANK (formerly
                                        known as Chemical Bank), individually
                                        and as Administrative Agent,
                                        Collateral Agent and Issuing Bank,

                                             by
                                                  /s/ Dawn Lee Lum
                                                  -----------------------
                                                  Name:  Dawn Lee Lum
                                                  Title: Vice President

                                        THE BANK OF NOVA SCOTIA,


                                             by
                                                  /s/ Stephen Lockhart
                                                  -----------------------
                                                  Name:  Stephen Lockhart
                                                  Title: Vice President




                                        CITICORP USA, INC.,


                                             by
                                                  /s/ Margaret Au Brown
                                                  -----------------------
                                                  Name:  Margaret Au Brown
                                                  Title: Vice President




                                        CREDIT LYONNAIS, NEW YORK BRANCH,


                                             by
                                                  /s/ Mary E. Collier
                                                  -----------------------
                                                  Name:  Mary E. Collier
                                                  Title: Vice President




                                        CREDIT LYONNAIS, CAYMAN ISLAND
                                        BRANCH,


                                             by
                                                  /s/ Mary E. Collier
                                                  -----------------------
                                                  Name:  Mary E. Collier
                                                  Title: Vice President

                                        DEUTSCHE BANK, A.G., NEW YORK
                                        AND/OR CAYMAN ISLAND BRANCHES,


                                             by
                                                /s/ Iain Stewart
                                                -------------------------------
                                                Name:  Iain Stewart
                                                Title: Assistant Vice President


                                             by
                                                /s/ Alka Goyal
                                                -------------------------------
                                                Name:  Alka Goyal
                                                Title: Assistant Vice President




                                        MELLON BANK, N.A.,


                                             by
                                                /s/ Caroline R. Walsh
                                                -------------------------------
                                                Name:  Caroline R. Walsh
                                                Title: Assistant Vice President



                                        FLEET BANK, N.A. (formerly
                                        known as NatWest Bank, N.A.),


                                             by
                                                /s/ Pauline McHugh
                                                -------------------------------
                                                Name:  Pauline McHugh
                                                Title: Vice President





                                        BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY, successor by merger
                                        to: THE BANK OF TOKYO TRUST
                                        COMPANY,


                                             by
                                                /s/ Michael C. Irwin
                                                -------------------------------
                                                Name:  Michael C. Irwin
                                                Title: Vice President

                                        BAYERISCHE HYPOTHEKEN-UND WECHSEL-
                                        BANK AKTIENGESSELLSCHAFT, NEW YORK
                                        BRANCH,


                                             by
                                                /s/ Gisela Kroess
                                                -------------------------------
                                                Name:  Gisela Kroess
                                                Title: Vice President



                                             by
                                                /s/ David Rockwell
                                                -------------------------------
                                                Name:  David Rockwell
                                                Title: Senior Vice President





                                        COMERICA BANK,

                                              by
                                                /s/ Chris Georvassilis
                                                -------------------------------
                                                Name:  Chris Georvassilis
                                                Title: Vice President





                                        COOPERATIEVE CENTRALE RAIFFEIFEN-
                                        BOERENLEENBANK, B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH,

                                              by
                                                /s/ Angela R. Reilly
                                                -------------------------------
                                                Name:  Angela R. Reilly
                                                Title: Vice President

                                              by
                                                /s/ Ian Reece
                                                -------------------------------
                                                Name:  Ian Reece
                                                Title: Vice President &
                                                       Manager

,

                                        CREDIT SUISSE,

                                              by
                                                /s/ Christopher J. Eldin
                                                -------------------------------
                                                Name:  Christopher J. Eldin
                                                Title: Member of Senior
                                                       Management

                                              by
                                                /s/ Thomas G. Muoio
                                                -------------------------------
                                                Name:  Thomas G. Muoio
                                                Title: Associate


                                        KEYBANK NATIONAL ASSOCIATION,

                                              by
                                                /s/ Marianne T. Meil
                                                -------------------------------
                                                Name:  Marianne T. Meil
                                                Title: Vice President


                                        PNC BANK, N.A.,

                                              by
                                                /s/ Michael Nardo
                                                -------------------------------
                                                Name:  Michael Nardo
                                                Title: Vice President


                                        SOCIETE GENERALE, NEW YORK BRANCH,

                                              by
                                                /s/ Michelle Martin
                                                -------------------------------
                                                Name:  Michelle Martin
                                                Title: Assistant Vice
                                                       President

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE,


                                              by
                                                /s/ Donald F. Wolf
                                                -------------------------------
                                                Name:  Donald F. Wolf
                                                Title: Vice President

                                              by
                                                /s/ R. Cechura
                                                -------------------------------
                                                Name:  R. Cechura
                                                Title: Vice President


                                        ABN AMRO BANK N.V., NEW YORK
                                        BRANCH,

                                              by
                                                /s/ George M. Dugan
                                                -------------------------------
                                                Name:  George M. Dugan
                                                Title: Vice President

                                              by
                                                /s/ David W. Stack
                                                -------------------------------
                                                Name:  David W. Stack
                                                Title: Assistant Vice
                                                       President


                                        BANK OF MONTREAL,

                                              by
                                                /s/ Thomas H. Peer
                                                -------------------------------
                                                Name:  Thomas H. Peer
                                                Title: Director


                                        THE BANK OF NEW YORK,

                                              by
                                                /s/ Walter C. Parelli
                                                -------------------------------
                                                Name: Walter C. Parelli
                                                Title: Assistant Vice
                                                       President

                                        COMMERZBANK AKTIENGESELLSHAFT, NEW
                                        YORK BRANCH,

                                              by
                                                /s/ Sean Harrigan
                                                -------------------------------
                                                Name:  Sean Harrigan
                                                Title: Senior Vice President

                                              by
                                                /s/ Jurgen Boysen
                                                -------------------------------
                                                Name:  Jurgen Boysen
                                                Title: Senior Vice President


                                        DG BANK DEUTSCHE
                                        GENOSSENSCHAFTSBANK, CAYMAN ISLAND
                                        BRANCH,

                                              by
                                                /s/ Karen A. Brinkman
                                                -------------------------------
                                                Name:  Karen A. Brinkman
                                                Title: Vice President

                                              by
                                                /s/ Leo von Reissig
                                                -------------------------------
                                                Name:  Leo von Reissig
                                                Title: Assistant Vice
                                                       President

                                        FIRST UNION NATIONAL BANK,

                                              by
                                                /s/ Robert H. Waters, Jr.
                                                -------------------------------
                                                Name:  Robert H. Waters, Jr.
                                                Title: Senior Vice President


                                        THE NIPPON CREDIT BANK, LTD.,

                                              by
                                                /s/ Clifford Abramsky
                                                -------------------------------
                                                Name:  Clifford Abramsky
                                                Title: Senior Manager

                                        SUMMIT BANK,

                                              by
                                                /s/ Bruce A. Gray
                                                -------------------------------
                                                Name:  Bruce A. Gray
                                                Title: Vice President


                                        THE YASUDA TRUST AND BANKING CO.,
                                        LIMITED, NEW YORK BRANCH,

                                              by
                                                /s/ Patrick J. Owens
                                                -------------------------------
                                                Name:  Patrick J. Owens
                                                Title: First Vice President

                           SCHEIN PHARMACEUTICAL, INC.

                      CERTIFICATE OF THE FINANCIAL OFFICER

To: The Chase Manhattan Bank (formerly known as Chemical Bank), as Issuing Bank, Administrative Agent and Collateral Agent pursuant to the Credit Agreement dated as of September 1, 1995 among Schein Pharmaceutical, Inc. (the "Borrower"), Chase Manhattan Bank (in such capacities) and the Lenders party thereto ("Credit Agreement").

     1. This Certificate is furnished pursuant to the Second Amendment and Waiver, dated as of September 27, 1996 to the Credit Agreement. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

     2. On and as of the date hereof after giving effect to the Second Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

     3. On the date hereof after giving effect to Article III of the Second Amendment, no Default or Event of Default has occurred and is continuing.


     Dated: 9/27/96                          By: /s/ James A. Meer
                                                 --------------------------
                                                 James A. Meer
                                                 Vice President & Treasurer

[LOGO] SCHEIN
       PHARMACEUTICAL

                                             MEMORANDUM



TO:       P. Feuerman

FROM:     Jim Meer

DATE:     January 24, 1997

SUBJECT:  Third Amendment to Chase Agreement

--------------------------------------------------------------------------------

Attached is an execution copy of the Third Amendment to the Chase $350 Million Credit Agreement along with the exhibits for your permanent flies.

A conformed copy of the amendment only is forwarded to the list below.

cc:
D. Ashrafi
D. Barron
B. Gilesa
C. O'Neill
W. Stearns (2) - BDO

Att

                                                                  CONFORMED COPY


                                        THIRD AMENDMENT dated as of December 20,
                              1996 (this "'Amendment")' to the CREDIT AGREEMENT dated as of September 1, 1995, among SCHEIN PHARMACEUTICAL, INC., a Delaware corporation (the "Borrower"); the LENDERS (as defined in Article I of the Credit Agreement); and THE CHASE MANHATTAN BANK, a New York banking corporation as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     The Borrower has requested that the Credit Agreement be amended as hereinafter set forth, and the Lenders have agreed to such amendment, upon the terms and subject to the conditions set forth herein. Accordingly, the Borrower and the Lenders hereby agree as follows:

                                    ARTICLE I

                                  Defined Terms

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby (the "Amended Credit Aqreement").

                                   ARTICLE II

              Amendments to and Waivers under the Credit Agreement

     The Credit Agreement is amended, effective as of the date hereof (but subject to the conditions set forth in Article IV hereof), as set forth below:

     SECTION 2.01. Amendments to Article I. (a) The following definitions are added to Section 1.01 of the Credit Agreement in the proper alphabetical order:

          " 'Acceptable Refinancing' shall mean a series of transactions in which the Borrower (a) completes an issuance and sale of its capital stock (or rights, warrants or options to acquire its capital stock) or of Subordinated Debt (which Subordinated Debt, unless it (x) is described in the second sentence of the definition of "Subordinated Debt" or (y) is on terms (including, without limitation, maturity, interest rates, subordination provisions, prepayment, redemption, defeasance or similar provisions, covenants and events of default) at least as favorable in all respects to the Borrower or the Lenders as the terms of the Indebtedness issued (or that would have been issued) under the Conversion Note Indenture, is on terms approved in writing by the Required Lenders), or any combination thereof, in either case yielding net cash proceeds to the Borrower of at least $96,000,000, and (b) applies such net cash proceeds to prepay Term Loans in the manner contemplated by Sections 2.11 and 2.13."

          " 'Conversion Note Indenture' shall mean the "Conversion Note Indenture" referred to in the Senior Subordinated Loan Agreement, in the form attached as Annex I-B to the Third Amendment."

          " 'Refinancing Debt' shall have the meaning assigned to such term in
     Section 6.0l(g)."

          " 'Senior Subordinated Loan Aareement' shall mean the $100,000,000 Senior Subordinated Loan Agreement dated as of December [ ], 1996, among the Borrower, certain lenders and Societe Generale, as administrative agent, in the form attached as Annex I-A to the Third Amendment."

          " 'Third Amendment' shall mean the Third Amendment dated as of December 20, 1996, to this Agreement.'

     (b) The definition of "Subordinated Debts" is amended to read as follows:

          " 'Subordinated Debt' means unsecured Indebtedness of the Borrower that (a) does not have any scheduled payments of principal prior to the 180th day following the Post-Merger Facilities Maturity Date, (b) the principal of which is subordinated to the prior payment in full in cash of all the Obligations in a manner reasonably satisfactory to the Administrative Agent and (c) otherwise has terms and conditions reasonably satisfactory to the Administrative Agent. Notwithstanding any other provision of this Agreement, Subordinated Debt shall include (i) Indebtedness incurred under and on the terms set forth in the Senior Subordinated Loan Agreement or the Conversion Note Indenture, and (ii) Refinancing Debt; provided that the terms of such Refinancing Debt (including, without limitation, maturity, interest rates, subordination provisions, prepayment, redemption, defeasance or similar provisions, covenants and events of default) shall be in all material respects at least as favorable to the Borrower and the Lenders as the terms of the Indebtedness being refinanced (or, if the Indebtedness being refinanced we, incurred under the Senior Subordinated Loan Agreement or the Conversion
     Note Indenture, at least as favorable to the Borrower and the Lenders as the terms of the Indebtedness issued (or that would have been issued) under the Conversion Note Indenture) or, in the case of interest rates, shall be consistent with rates of interest at the time prevailing in the market for comparable obligations."

     SECTION 2.02. Amendments to Article II. (a) Section 2.11(b) of the Credit Agreement is amended by (i) inserting the phrase "(other than Section 2.13(f))" between "2.13" and "shall" and (ii) inserting the following at the end of the second sentence following the word "prepayment":

     ", and each prepayment of principal of Term Facility Borrowings pursuant to
     Section 2.13(f) shall be applied (A) first, to reduce in full the amounts due on or prior to June 30, 1998, in order of maturity and (B) second, to reduce pro rata the scheduled payments of principal due under this Section
     2.11 after June 30, 1998".

     (b) Section 2.13 of the Credit Agreement is amended by inserting the following new subsection (f):

          "(f) Notwithstanding anything in paragraph (a), (b) or (c) above, (i) the Borrower shall apply 100% of the Net Proceeds of any Acceptable Refinancing promptly upon receipt to prepay outstanding Term Loans in accordance with Section 2.11(b), and (ii) the Borrower may apply the Net Proceeds of any Refinancing Debt incurred in compliance with Section 6.01(g) or of any issuance and sale of its capital stock (or rights, warrants or options to acquire its capital stock) to repay any Indebtedness incurred as part of an Acceptable Refinancing or any other Refinancing Debt."

     SECTION 2.03. Amendments to Article VI. (a) Clause (g) of Section 6.01 is amended to read as follows:

          "(g) Subordinated Debt issued after the Merger Date (including any Indebtedness incurred as part of an Acceptable Refinancing, and any Subordinated Debt the proceeds of which are used to refinance any such indebtedness or any other Subordinated Debt the proceeds of which have been so used ("Refinancing Debt"); provided that the terms of such Refinancing Debt (including, without limitation, maturity, interest rates, subordination provisions, prepayment, redemption, defeasance or similar provisions, covenants and events of default) shall be in all material respects at least as favorable to the Borrower and the Lenders as the terms of the Indebtedness being refinanced (or, if the Indebtedness being refinanced was incurred under the Senior Subordinated Loan Agreement or the Conversion Note Indenture, at least as favorable to the Borrower and the Lenders as the terms of the Indebtedness issued (or that would have been issued) under the Conversion Note Indenture) or, in the case of interest rates, shall be consistent with rates of interest at the time prevailing in the market for comparable obligations.

     (b) Section 6.12 is amended by deleting the text after the word "Indebtedness" and inserting in place thereof:

     "except that the Borrower and the Subsidiaries may (i) make payments in respect of the Obligations, (ii) make payments in the form of common stock of the Borrower and (iii) refinance Indebtedness incurred as part of an Acceptable Refinancing or Refinancing Debt with the proceeds of any issuance and sale of capital stock (or rights, warrants or options to acquire capital stock) of the Borrower or of any Refinancing Debt permitted under Section 6.01(g)."

     (c) Section 6.14 of the Credit Agreement is amended by deleting the table set forth therein and inserting in its place the following:

     "From and including the last day of
     fiscal 1996 to but excluding the
     last day of the second fiscal
     quarter of 1997                                            6.50 to 1.00

     From and including the last day of
     the second fiscal quarter of 1997 to
     but excluding the last day of the
     third fiscal quarter of 1997                               6.00 to 1.00

     From and including the last day of
     the third fiscal quarter of 1997 to
     but excluding the last day of fiscal
     1997                                                       5.75 to 1.00

     From and including the last day of
     fiscal 1997 to but excluding the
     last day of  the second fiscal
     quarter of 1998                                            5.25 to 1.00

     From and including the last day of
     the second fiscal quarter of 1998 to
     but excluding the last day of the
     third fiscal quarter of 1998                               5.00 to 1.00

     From and including the last day of
     the third fiscal quarter of 1998 to
     but excluding the last day of the
     second fiscal quarter of 1999                              4.50 to 1.00

     From and including the last day of
     the second fiscal quarter of 1999 to
     but excluding the last day of fiscal
     1999                                                       4.00 to 1.00

     Thereafter                                                 3.50 to 1.00"

     (d) Section 6.15 of the Credit Agreement is amended by deleting the table set forth therein and inserting in its place the following:

     "From and including the last day of
     fiscal 1996 to but excluding the
     last day of the second fiscal
     quarter of 1997                                            6.50 to 1.00

     From and including the last day of
     the second fiscal quarter of 1997 to
     but excluding the last day of the
     third fiscal quarter of 1997                               4.50 to 1.00

     From and including the last day of
     the third fiscal quarter of 1997 to
     but excluding the last day of the
     second fiscal quarter of 1998                              4.00 to 1.00

     From and including the last day of
     the second fiscal quarter of 1998 to
     but excluding the last day of fiscal
     1998                                                       3.50 to 1.00

     Thereafter                                                 3.00 to 1.00

     provided that if the Borrower completes an Acceptable Refinancing not later than June 30, 1997, the ratio of Senior Debt to EBITDA for the period from and including the day of the completion of such Acceptable Refinancing to but excluding the last day of the second fiscal quarter of 1997 shall be
     4.75 to 1.00"

     (e) Section 6.16 of the Credit Agreement is amended by deleting the table set forth therein and inserting in its place the following:

     "From and including the last day of
     fiscal 1996 to but excluding the
     last day of the third fiscal charter
     of 1998                                                    $155,000,000

     From and including the last day of
     the third fiscal quarter of 1998 to
     but excluding the last day of fiscal
     1998                                                       $160,000,000

     From and including the last day of
     fiscal 1998 to but excluding the
     last day of fiscal 1999                                    $170,000,000

     Thereafter                                                 $190,000,000"

     (f) Section 6.18 of the Credit Agreement is deleted and replaced with the following new Section 6.18:

          "SECTION 6.18. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of any date during any period specified below to be less than the amount set forth below opposite such period; provided that for purposes of computing the Fixed Charge Coverage Ratio, the scheduled principal repayments in respect of the Term Facility Loans due on September 30, 1996, and December 31, 1996, shall be excluded:

     From and including the last day of
     fiscal 1996 to but excluding the
     last day of fiscal 1997                                    1.00 to 1.00

     From and including the last day of
     fiscal 1997 to but excluding the
     last day of fiscal 1999                                    1.10 to 1.00

     From and including the last day of
     fiscal 1999 to but excluding the
     last day of fiscal 2000                                    1.25 to 1.00

     Thereafter                                                 1.50 to 1.00"

     (g) The following new Section 6.19 is inserted at the end of Article VI:

          "SECTION 6.19. Amendment of Certain Indebtedness. Amend or modify any provision of any instrument or agreement evidencing or governing (a) any Indebtedness incurred as part of an Acceptable Refinancing, (b) any Refinancing Debt or (c) any other Subordinated Debt, in each case in a manner adverse in any respect to the Borrower or to the Lenders, without the consent of the Required Lenders."

     SECTION 2.05. FoxMeyer Receivables. The provisions of Sections 5.11 and
6.02 of the Credit Agreement and the provisions of the Security Agreement are waived to the extent (and only to the extent) necessary to permit the Borrower to assign the pre-bankruptcy receivables of FoxMeyer Corporation and its affiliates ("FoxMeyer") to National Union Fire Insurance Company ("National Union"), as required under the terms of a credit insurance policy issued by National Union in favor of the Borrower in order to perfect a claim of the Borrower under such policy (estimated by the Borrower to be in the range of $3,300,000 to $3,600,000) resulting from the bankruptcy of FoxMeyer. In connection with such assignment, the Collateral Agent is authorized and directed to execute, deliver and file all such instruments and other documents as it may deem necessary to effect or evidence the release of such receivables from the Lien of the Security Agreement.

                                   ARTICLE III

                         Representations and Warranties

     The Borrower represents and warrants to each Lender that:

          (a) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                                   ARTICLE IV

                                  Effectiveness

     This Amendment shall become effective as of the date hereof but only upon satisfaction of each of the following conditions precedent.

          (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

          (b) The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the date hereof, confirming that after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and (ii) no Event of Default or Default has occurred and is continuing.

          (c) Each of the Lenders executing this Amendment shall have received from the Borrower, through the Administrative Agent, on the date hereof, in immediately available funds, a fee equal to 0.10% of the sum of (x) its Post-Merger Revolving Credit Commitment as in effect on the date hereof plus (y) its portion of Term Facility Loans outstanding as of the date hereof.

                                    ARTICLE V

                                  Miscellaneous

     SECTION 5.01. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     SECTION 5.02. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 5.03. Headings. The headings of this Amendment are for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 5.04. Effect of Amendment. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto",

"hereof", and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        SCHEIN PHARMACEUTICAL. INC.,

                                             by
                                                  /s/ James A. Meer
                                                  ------------------------------
                                                  Name:  James A. Meer
                                                  Title: Vice President and
                                                         Treasurer


                                        THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), individually and as Administrative Agent, Collateral Agent and Issuing Bank,

                                             by
                                                /s/ Dawn Lee Lum
                                                -------------------------------
                                                Name:  Dawn Lee Lum
                                                Title: Vice President

                                        THE BANK OF NOVA SCOTIA,

                                             by
                                                /s/ Brian Allen
                                                -------------------------------
                                                Name:  Brian Allen
                                                Title: Senior Relationship
                                                Manager


                                        CITICORP USA, INC.,

                                             by
                                                /s/ Thomas D. Stott
                                                -------------------------------
                                                Name:  Thomas D. Stott
                                                Title: Vice President


                                        CREDIT LYONNAIS, NEW YORK BRANCH,

                                             by
                                                /s/ Robert Ivosevich
                                                -------------------------------
                                                Name:  Robert Ivosevich
                                                Title: Senior Vice President

                                        CREDIT LYONNAIS, CAYMAN ISLAND BRANCH,

                                             by
                                                /s/ Robert Ivosevich
                                                -------------------------------
                                                Name:  Robert Ivosevich
                                                Title: Authorized Signature

                                        DEUTSCHE BANK, A.G., NEW YORK AND/OR
                                        CAYMAN ISLAND BRANCHES,

                                             by
                                                /s/ Alka Jainigoyal
                                                -------------------------------
                                                Name:  Alka Jainigoyal
                                                Title: Assistant Vice President

                                             by
                                                /s/ Iain Stewart
                                                -------------------------------
                                                Name:  Iain Stewart
                                                Title: Assistant Vice
                                                       President


                                        MELLON BANK, N.A.,

                                              by

                                                /s/ Caroline R. Walsh
                                                -------------------------------
                                                Name: Caroline R. Walsh
                                                Title: Assistant Vice
                                                President

                                        FLEET BANK, N.A. (formerly known as
                                        NatWest Bank, N.A.), by

                                              by
                                                -------------------------------
                                                Name:
                                                Title:

                                        BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY, successor by merger to:
                                        THE BANK OF TOKYO TRUST COMPANY,

                                              by
                                                /s/ George Stewart
                                                -------------------------------
                                                Name:  George Stewart
                                                Title: Senior Vice President


                                        BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK
                                        ARTIENGESSELLSCHAFT, NEW YORK BRANCH,

                                              by
                                                /s/ David A. Rockwell
                                                -------------------------------
                                                Name:  David A. Rockwell
                                                Title: Senior Vice President


                                              by

                                                /s/ Yoram Dankner
                                                -------------------------------
                                                Name:  Yoram Dankner
                                                Title: Senior Vice President


                                        COMERICA BANK,

                                              by
                                                /s/ Chris Georvassilis
                                                -------------------------------
                                                Name:  Chris Georvassilis
                                                Title: Vice President


                                        COOPERATIEVE CENTRALE RAIFFEIFEN-
                                        BOERENLEENBANK, B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH,

                                              by
                                                /s/ Dana W. Hemenwav
                                                -------------------------------
                                                Name: Dana W. Hemenway
                                                Title: Vice President

                                              by
                                                /s/ W. Jeffrey Vollack
                                                -------------------------------
                                                Name: W. Jeffrey Vollack
                                                Title: Vice President, Manager

                                        CREDIT SUISSE,

                                              by
                                                /s/ Christopher J. Eldin
                                                -------------------------------
                                                Name: Christopher J. Eldin
                                                Title: Member of Senior
                                                       Management

                                              by

                                                /s/ Thomas G. Muoio
                                                -------------------------------
                                                Name: Thomas G. Muolo
                                                Title: Associate

                                        KEYBANK NATIONAL ASSOCIATION,
                                              by
                                                /s/ Frank J. Jancar
                                                -------------------------------
                                                Name: Frank J. Jancar
                                                Title: Vice President

                                        PNC BANK, N.A.,

                                              by
                                                /s/ Michael Nardo
                                                -------------------------------
                                                Name: Michael Nardo
                                                Title: Vice President

                                        SOCIETE GENERALE, NEW YORK BRANCH,

                                              by
                                                /s/ Michelle Martin
                                                -------------------------------
                                                Name: Michelle Martin
                                                Title: Assistant Vice President

                                        WESTDEUTSCHE LANDESBANK GIROZENTRALE,

                                              by
                                                /s/ Cynthia M. Niesen
                                                -------------------------------
                                                Name: Cynthia M. Niesen
                                                Title: Managing Director

                                              by
                                                /s/ R. Cechura
                                                -------------------------------
                                                Name: R. Cechura
                                                Title: Vice President

                                        ABN AMRO BANX N.V., NEW YORK BRANCH,

                                              by
                                                -------------------------------
                                                Name:
                                                Title:


                                              by
                                                -------------------------------
                                                Name:
                                                Title:


                                        BANK OF MONTREAL,

                                              by
                                                /s/ Thomas H. Peer
                                                -------------------------------
                                                Name: Thomas H. Peer
                                                Title: Director

                                        THE BANK OF NEW YORK,

                                              by
                                                /s/ Walter S. Parelli
                                                -------------------------------
                                                Name: Walter S. Parelli
                                                Title: Assistant Vice President

                                        COMMERZBANK AKTIENGESELLSHAFT, NEW YORK
                                        BRANCH,

                                              by
                                                -------------------------------
                                                Name:
                                                Title:


                                              by
                                                -------------------------------
                                                Name:
                                                Title:


                                        DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                        CAYMAN ISLAND BRANCH,

                                              by
                                                /s/ Norah McCann
                                                -------------------------------
                                                Name:  Norah McCann
                                                Title: Senior Vice President


                                              by
                                                /s/ Karen A. Brinkman
                                                -------------------------------
                                                Name:  Karen A. Brinkman
                                                Title: Vice President

                                        FIRST UNION NATIONAL BANK,

                                              by
                                                /s/ Lance M. Zaremba
                                                -------------------------------
                                                Name:  Lance M. Zaremba
                                                Title: Assistant Cashier


                                        THE NIPPON CREDIT BANK, LTD.,

                                              by
                                                /s/ Clifford Abramsky
                                                -------------------------------
                                                Name:  Clifford Abramsky
                                                Title: Senior Manager


                                        SUMMIT BANK,

                                              by
                                                /s/ Lawrence F. Zema
                                                -------------------------------
                                                Name:  Lawrence F. Zema
                                                Title: Vice President and
                                                       Regional Manager


                                        THE YASUDA TRUST AND BANKING CO.,
                                        LIMITED, NEW YORK BRANCH,

                                              by
                                                /s/ Rohn Laudenschlager
                                                -------------------------------
                                                Name:  Rohn Laudenschlager
                                                Title: Senior Vice President

                                                                  EXECUTION COPY


                                                                  EXHIBIT 4.2



                               FOURTH AMENDMENT dated as of November 25, 1997
               (this "Amendment"), to the CREDIT AGREEMENT dated as of September 1, 1995, among SCHEIN PHARMACEUTICAL, INC., a Delaware corporation (the "Borrower"); the LENDERS (as defined in Article I of the Credit Agreement); and THE CHASE MANHATTAN BANK, a New York banking corporation as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

               The Borrower has requested that the Credit Agreement be amended as hereinafter set forth to permit the Borrower to amend certain terms of the form of Conversion Note Indenture attached as Annex l-B to the Third Amendment to reflect the issuance of the Senior Floating Rate Notes on the Conversion Date (as such term is defined in the Senior Floating Rate Note Documents). The Lenders have agreed to amend the Credit Agreement as set forth herein, upon the terms and subject to the conditions set forth below. Accordingly, the Borrower and the Lenders hereby agree as follows:

                                   ARTICLE I

                                 Defined Terms
                                 -------------

                Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. As used herein, the following terms shall have the meanings assigned to them below (and to the extent such terms are used in the Credit Agreement after giving effect to this Amendment and Waiver, the following definitions are hereby added in their proper alphabetical order to Section 1.01 of the Credit Agreement):

                "Senior Subordinated Loan Agreement" shall mean the Senior
                 ----------------------------------
Subordinated Loan Agreement dated as of December 20, 1996, between the Borrower and Societe Generale, as Lender and administrative agent.

                "Senior Floating Rate Note Documents" means the agreements
                 -----------------------------------
and instruments governing or evidencing the Senior Floating Rate Notes.

                "Senior Floating Rate Notes" means Indebtedness of the Borrower
                 --------------------------
in the amounts and on the terms set forth in Exhibit A hereto and the related Guarantees of the Subsidiaries referred to in such Exhibit A and shall include, without limitation, any Indebtedness of the Borrower the terms of which (including, without limitation, principal amount, maturity, interest rates, subordination provisions, prepayment or similar provisions, covenants and events of default) are in all material respects at least as favorable to the Borrower and the Lenders as the terms set forth in Exhibit A.


                                  ARTICLE II

                      Amendments to the Credit Agreement
                      ----------------------------------

                The Credit Agreement is amended, effective upon the satisfaction of the conditions set forth in Article IV, as set forth below:

                SECTION 2.01. Amendment of Section 1.01. The definition of "Loan
                              -------------------------
Documents" in Section 1.01 of the Credit Agreement is amended by the insertion immediately prior to the period at the end of such definition of the words ",as amended and in effect from time to time".

                SECTION 2.02. Amendment of Section 6.01. Section 6.01 of the
                              -------------------------
Credit Agreement is amended by the deletion of the word "and" following clause
(l) thereof, the insertion of a semicolon and the word "and" after clause (m) thereof and the insertion of the following new clause (n):

              "(n) the Senior Floating Rate Notes".

                SECTION 2.03. Amendment of Section 6.10. Section 6.10 of the
                              -------------------------
Credit Agreement is amended by the insertion of the following new paragraph (d):

              "(d) Amend or modify the Senior Floating Rate Note Documents in any respect adverse to the Borrower or any of its Subsidiaries or to the rights or interests of the Lenders without the prior written consent of the Required Lenders".

                SECTION 2.04. Amendment of Section 6.12.  Section 6.12 of the
                              -------------------------
Credit Agreement is amended by the insertion immediately prior to the period at
the end of such Section of the words    ", and except that (iv) the outstanding
Subordinated Debt issued under the Senior Subordinated Loan Agreement may be exchanged for the Senior Floating Rate Notes on the Conversion Date (as such term is defined in the Senior Floating Rate Note Documents) and (v) Indebtedness outstanding under the Senior Floating Rate Notes may be repaid with the proceeds of (a) an Equity Issuance or (b) net proceeds of any Subordinated Debt incurred on terms and conditions acceptable to the Lenders and used to refinance the Senior Floating Rate Notes.

                SECTION 2.05. Amendment of Section 6.15. Section 6.15 of the
                              -------------------------
Credit Agreement is amended as follows:

                    From and including the last day of
                    the second fiscal quarter of 1997 to
                    but excluding the last day of fiscal
                    1997                                        4.50 to 1.00

                    From and including the last day of
                    fiscal 1997 to but excluding the last
                    day of the second fiscal quarter of
                    1998                                        4.75 to 1.00

                    From and including the last day of
                    the second fiscal quarter of 1998 to
                    but excluding the last day of fiscal
                    1998                                        4.50 to 1.00

                    From and including the last day of
                    fiscal 1998 to but excluding the last
                    day of the second fiscal quarter of
                    1999                                        3.75 to 1.00

                    From and including the last day of
                    the second fiscal quarter of 1999 to
                    but excluding the last day of fiscal
                    1999                                        3.50 to 1.00

                    From and including the last day of          2.75 to 1.00
                    fiscal 1999 to but excluding the last
                    day of the second fiscal quarter of
                    2000

                    Thereafter                                  2.50 to 1.00



                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

       The Borrower hereby represents and warrants to each Lender that:

                    (a) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                    (b) After giving effect to Article II hereof, no Default or Event of Default has occurred and is continuing.



                                  ARTICLE IV

                                 Effectiveness
                                 -------------

                    This Amendment shall become effective on and as of any date on or prior to December 12, 1997, on which each of the following conditions precedent shall have been satisfied.

                    (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and Lenders.

                    (b) The Administrative Agent shall have received a certificate of a Financial officer of the Borrower, dated the date hereof, confirming that after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and (ii) no Event of Default or Default has occurred and is continuing.

                    (c) The Senior Floating Rate Notes Documents shall have been executed and delivered by the Borrower and the other parties thereto, shall be consistent in all respects with the summaries of terms set forth in Exhibit A hereto and shall be satisfactory in form and substance to the Administrative Agent.

                    (d) Each of the Lenders executing this Amendment shall have received from the Borrower, through the Administrative Agent, on or before the date hereof, in immediately available funds, a fee equal to 0.15% of the sum of
(x) its Post-Merger Revolving Credit Commitment as in effect on the date hereof plus (y) its portion of Term Facility Loans outstanding as of the date hereof.
----

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

                SECTION 5.01. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED
                              -------------
IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                SECTION 5.02. Counterparts. This Amendment may be executed in
                              ------------
any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

                SECTION 5.03. Headings. The headings of this Amendment are for
                              --------
reference only and shall not limit or otherwise affect the meaning hereof.

                SECTION 5.04. Effect of Amendment. Except as specifically
                              -------------------
amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        SCHEIN PHARMACEUTICAL, INC.,

                                           by: /s/ James A. Meer
                                               ----------------------------
                                               Name:  James A. Meer
                                               Title: Vice President


                             THE CHASE MANHATTAN BANK (formerly
                             known as Chemical Bank), individually and as Administrative Agent, Collateral Agent and Issuing Bank,

                               by:
                                  ------------------------------
                                  Name:
                                  Title:

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

               SECTION 5.01. Governing Law, THiS AMENDMENT SHALL BE CONSTRUED IN
                             -------------
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               SECTION 5.02. Counterparts. This Amendment may be executed in any
                             ------------
number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

               SECTION 5.03. Headings. The headings of this Amendment are for
                             --------
reference only and shall not limit or otherwise affect the meaning hereof.

               SECTION 5.04. Effect of Amendment. Except as specifically amended
                             -------------------
hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                             SCHEIN PHARMACEUTICAL, INC.,

                               by: /s/ James A. Meer
                                  ------------------------------
                                  Name:  James A. Meer
                                  Title: Vice President

                             THE CHASE MANHATTAN BANK (formerly
                             known as Chemical Bank), individually and as Administrative Agent, Collateral Agent and Issuing Bank,


                               by: /s/ Dawn Lee Lum
                                  ------------------------------
                                  Name:  Dawn Lee Lum
                                  Title: Vice President

                                     THE BANK OF NOVIA SCOTIA,

                                       by: /s/ Stephen Lockhart
                                          ------------------------
                                          Name:  Stephen Lockhart
                                          Title: VP


                                     CITICORP USA, INC.,

                                       by: /s/ Dennis I. Bermack
                                          ------------------------
                                          Name:  Dennis I. Bermack
                                          Title: Managing Director


                                     CREDIT LYONNAIS, NEW YORK BRANCH,

                                       by:
                                          ------------------------
                                          Name:
                                          Title:


                                     CREDIT LYONNAIS, CAYMAN ISLAND BRANCH,

                                       by:
                                          ------------------------
                                          Name:
                                          Title:


                                     DEUTSCHE BANK, A.G., NEW YORK
                                     AND/OR CAYMAN ISLAND BRANCHES,

                                       by: /s/ Iain Stewart
                                          ------------------------
                                          Name:  Iain Stewart
                                          Title: Vice President

                                       by: /s/ Susan L. Pearson
                                          ------------------------
                                          Name:  Susan L. Pearson
                                          Title: Vice President


                                     MELLON BANK, N.A.,

                                       by: /s/ Caroline R. Walsh
                                          ------------------------
                                          Name:  Caroline R. Walsh
                                          Title: AVP

                                    FLEET BANK, N.A. (formerly known as
                                    NatWest Bank, N.A.).

                                       by: /s/ Robert Isaksen
                                          ------------------------
                                          Name:  Robert Isaksen
                                          Title: Vice President


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY, successor by merger to: THE
                                    BANK OF TOKYO TRUST COMPANY,

                                       by: /s/ S.E. Goddard
                                          ------------------------
                                          Name:  S.E. Goddard
                                          Title: AVP


                                    BAYERISCHE HYPOTHEKEN-UND WECHSEL-
                                    BANK AKTIENGESSELLSCHAFT, NEW YORK
                                    BRANCH,


                                       by:
                                          ------------------------
                                          Name:
                                          Title:


                                       by:
                                          ------------------------
                                          Name:
                                          Title:



                                    COMERICA BANK,


                                       by: /s/ Kimberly S. Kersten
                                          ------------------------
                                          Name:  Kimberly S. Kersten
                                          Title: Vice President


                                    COOPERATIVE CENTRALE RAIFFEIFEN-
                                    BOERENLEENBANK, BA.,"RABOBANK
                                    NEDERLAND", NEW YORK BRANCH,

                                       by: /s/ Ellen A. Polansky
                                          ------------------------
                                          Name:  Ellen A. Polansky
                                          Title: Vice President


                                       by: /s/ Robert S. Bucklin
                                          ------------------------
                                          Name:  Robert S. Bucklin
                                          Title: Chief Corporate Banking Officer

CREDIT SUISSE,


  by:
     ---------------------------
     Name:
     Title:

  by:
     ---------------------------
     Name:
     Title:

KEYBANK NATIONAL ASSOCIATION

  by: /s/ Marianne T. Meil
     ---------------------------
     Name:  Marianne T. Meil
     Title: Vice President


PNC BANK, N.A.

  by: /s/ Michael Nardo
     ---------------------------
     Name:  Michael Nardo
     Title: Vice President



SOCIETE GENERALE, NEW YORK BRANCH

  by: /s/ Michelle Martin
     ---------------------------
     Name:  Michelle Martin
     Title: Assistant Vice President

WESTDEUTSCHE LANDESBANK
GIROZENTRALE,

  by: /s/ D. Wolf
     ---------------------------
     Name:  D. Wolf
     Title: VP


  by: /s/ Catherine Ruhland
     ---------------------------
     Name:  Catherine Ruhland
     Title: Vice President


ABN AMRO BANK N.V., NEW YORK BRANCH,

  by:
     ---------------------------
     Name:
     Title:


  by:
     ---------------------------
     Name:
     Title:


BANK OF MONTREAL,

  by:
     ---------------------------
     Name:
     Title:

THE BANK OF NEW YORK,

  by: /s/ Pandolph E.J. Medrano
     ---------------------------
     Name:  Pandolph E.J. Medrano
     Title: Vice President

COMMERZBANK AKTIENGESELLSHAFT, NEW
YORK BRANCH,

  by:
     ---------------------------
     Name:
     Title:


  by:
     ---------------------------
     Name:
     Title:


DG BANK DEUTSCHE
GENOSSENSCHAFTSBANK, CAYMAN ISLAND
BRANCH,

  by: /s/ Norah McCann
     ---------------------------
     Name:  Norah McCann
     Title: SVP


  by: /s/ Sabine Wendt
     ---------------------------
     Name:  Sabine Wendt
     Title: Asst. Vice President


FIRST UNION NATIONAL BANK,

  by: /s/ Richard W. Vieser, Jr.
     ---------------------------
     Name:  Richard W. Vieser, Jr.
     Title: Sr. Portfolio Manager


THE NIPPON CREDIT BANK, LTD.,

  by:
     ---------------------------
     Name:
     Title:


SUMMIT BANK,

  by: /s/ Wayne R. Trotman
     ---------------------------
     Name:  Wayne R. Trotman
     Title: Vice President & Regional Manager

THE YASUDA TRUST AND BANKING CO.,
LIMITED, NEW YORK BRANCH,


  by: /s/ Rohn Laudenschlager
     ---------------------------
     Name:  Rohn Laudenschlager
     Title: Senior Vice President


COMMERCIAL LOAN FUNDING TRUST I,

  by LEHMAN COMMERCIAL PAPER, INC., not
  in its individual capacity but solely as Administrative Agent by: /s/ Michele A. Awernon
     ---------------------------
     Name:  Michele A. Awernon
     Title: Authorized Signatory